RESTRICTED STOCK UNIT AGREEMENT                                          EXHIBIT 10.42
Grant Date:<<Grant Date>>
Grantee (“Employee”):<<Participant Name>>
Aggregate Number of Units Subject to Award:<<Number_Restricted_Units>>
This  RESTRICTED  STOCK  UNIT  AGREEMENT  (“Agreement”)  is  made  as  of  <<Grant Date>>, between
HALLIBURTON COMPANY, a Delaware corporation (the “Company”), and <<Participant Name>> (“Employee”).
1.Award of Units. Pursuant to the Halliburton Company Stock and Incentive Plan, as amended (the “Plan”),
Employee is hereby awarded the aggregate number of units subject to award set forth above evidencing the right to receive an equivalent number of shares of Company common stock, par value USD 2.50 per share
(“Stock”), subject to the terms and conditions of this Agreement and the Plan. The units granted pursuant to this Agreement that are referred to as the “Restricted Stock Units”.
2.Plan Incorporated. Employee acknowledges receipt of a copy of the Plan and agrees that this award of
Restricted Stock Units shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto. The Plan is incorporated herein by reference as a part of this Agreement. Except as otherwise defined herein, capitalized terms shall have the same meaning ascribed to them under the Plan.
3.Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.
(a)Vesting Schedule. The Restricted Stock Units shall vest in accordance with the vesting details for this grant displayed in the Distribution Schedule in Employee’s account at www.NetBenefits.Fidelity.com, provided that Employee has been continuously and actively employed by the Company or any of its
Subsidiaries and affiliated companies from the date of this Agreement through the applicable vesting date.
(b)Accelerated Vesting. The Restricted Stock Units shall become fully vested on the earlier of (i) the date of Employee’s Qualifying Termination (as such term is defined in the Plan), or (ii) the date
Employee’s employment with the Company or their employing Subsidiary or affiliated company is terminated by reason of death or disability (as determined by the Company). In the event Employee’s employment is terminated for any other reason, including retirement (as determined by the
Company), upon the recommendation of applicable management of the Company and/or business unit, the Committee which administers the Plan (the “Committee”) or its delegate, as appropriate, may, in the Committee’s or such delegate’s sole discretion, approve the acceleration of the vesting of any or all Restricted Stock Units, such vesting to be effective on the date of such approval or Employee’s
Termination Date (as defined below), if later.
(c)Forfeiture of Restricted Stock Units. In the event of a termination of Employee’s employment with the Company or any Subsidiary or affiliated companies for any reason except as otherwise provided in this Paragraph 3, Employee shall, for no consideration, forfeit all Restricted Stock Units to the extent they are not fully vested as of the Termination Date. For the avoidance of doubt, “Termination
Date” for purposes of this award will be deemed to occur as of the date Employee is no longer actively providing services as an employee of the Company or their employing Subsidiary or affiliated company, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
4.Settlement of Restricted Stock Units. Upon vesting of the Restricted Stock Units, payment shall be made as soon as administratively practicable but in no event later than 60 days after the vesting date. The Company, in its sole discretion, may provide for settlement in the form of:
(a)shares of Stock; or
(b)a cash payment in an amount equal to the Fair Market Value of the shares of Stock that correspond to the vested Restricted Stock Units, to the extent that settlement in shares of Stock (i) is prohibited under local law, (ii) would require Employee, the Company or any Subsidiary or affiliated company to obtain the approval of any governmental or regulatory body in Employee’s country of employment
(or residence, if different), (iii) would result in adverse tax consequences to Employee, the Company, or any Subsidiary or affiliated company, or (iv) is administratively burdensome.
If the Company settles the Restricted Stock Units in shares of Stock, it may require Employee to sell such shares of Stock immediately or within a specified period following Employee’s termination of employment (in which case Employee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares of Stock on Employee’s behalf pursuant to this authorization).
5.Non-Disclosure, Non-Solicit and Non-Compete Covenants. To further align Employee’s interests with the
Company’s long-term business interests, including the preservation of the Company’s goodwill and the protection of the Confidential Business Information (as defined below) that Employee has obtained and will, necessarily continue to receive and rely on, Employee and the Company hereby agree to the following:
(a)Non-Disclosure of Confidential Business Information. Employee agrees that (a) the Company’s
Confidential Business Information constitutes valuable, special, and unique assets that the Company uses in its business to obtain a competitive advantage over its competitors; and (b) the protection of such Confidential Business Information against unauthorized disclosure and Employee’s use thereof is of critical importance to the Company in maintaining its competitive position.  Employee also acknowledges and agrees that any unauthorized use or disclosure of such Confidential Business
Information or other confidential information would cause irreparable harm to the Company. In consideration of the foregoing, Employee thereby agrees that Employee will not at any time during employment by the Company or their employing Subsidiary or affiliated company, and for so long thereafter as the pertinent information or documentation remains confidential, use (either for the benefit of Employee or the benefit of others), publish, disclose, claim ownership of, communicate, divulge or send to others, access, or take, any Confidential Business Information or any confidential information of the Company or its affiliates, including  the vendors, consultants, joint ventures, or customers of the Company, except to the extent needed to carry out Employee’s obligations to the
Company or their employing Subsidiary or affiliated company or as otherwise authorized in writing by the Company. Employee acknowledges and agrees that any unauthorized use or disclosure of
Confidential Business Information or other confidential information would cause irreparable harm to the Company. Notwithstanding the foregoing, this Agreement does not prevent Employee from:
(i) making a good faith report of possible violations of applicable law to the Securities and Exchange
Commission or any other governmental agency or entity; or (ii) making disclosures that are protected under the whistleblower provisions of applicable law or receiving any award for information provided under such whistleblower provisions.
(b)Non-Solicit and Non-Compete. During Employee’s employment with the Company or their employing Subsidiary or affiliated company and for one year immediately thereafter, Employee will not, other than on behalf of the Company, directly or indirectly, as a proprietor, partner, employee, agent or otherwise:
(i)Solicit, directly or indirectly, or cause or permit others to solicit, directly or indirectly, any person (i) formerly employed by the Company or its Subsidiaries or affiliated companies during the six (6) month period immediately preceding or following the termination of
Employee’s employment (“Former Employee”) or (ii) employed by the Company or its
Subsidiaries or affiliated companies (“Current Employee”).  The term “solicit” includes, but is not limited to, the following (regardless of whether done directly or indirectly):  (a)
requesting that a Former or Current Employee change employment; (b) informing a Former or Current Employee that an opening exists elsewhere; (c) assisting a Former or Current
Employee in finding employment elsewhere; (d) inquiring if a Former or Current Employee
“knows of anyone who might be interested” in a position elsewhere; (e) inquiring if a Former or Current Employee might have an interest in employment elsewhere; (f) informing others of the name or status of, or other information about, a Former or Current Employee; or (g)
any other similar conduct, the intended or actual effect of which is that a Former Employee affiliates with another employer or a Current Employee leaves the employment of the
Company or its Subsidiaries or affiliated companies.
(ii)Sell, attempt to sell, or assist in the effort of anyone else who sells or attempts to sell, any products or services which compete with products or services offered by Company or its
Subsidiaries or affiliated companies to any actual or prospective customer of the Company or its Subsidiaries or affiliated companies with whom or with which Employee dealt at any time during the last twelve (12) months of Employee’s employment by the Company or its
Subsidiaries or affiliated companies or about whom Employee has any Confidential Business
Information.
(iii)Directly or indirectly, solicit, encourage, or induce said actual or prospective customers of the
Company or its Subsidiaries or affiliated companies to terminate or reduce their business with the Company or its Subsidiaries or affiliated companies.
(iv)Participate in, work for, or provide services, in the Territory in which Employee was employed, to any person or entity that is, or is actively planning to be, a “Competitive
Business.” The “Territory in which Employee was employed” shall mean (1) Employee’s geographical area of responsibility, (2) a zone of 150 miles radius from a facility, location or office of the Company or their employing Subsidiary or affiliated company in which Employee was employed during the last eighteen (18) months of Employee’s employment at the
Company or their employing Subsidiary or affiliated company, and (3) all locations from which Employee regularly performed Employee’s job functions or performed significant job functions, during the last eighteen (18) months of Employee’s employment at the Company or their employing Subsidiary or affiliated company. The term “Competitive Business” shall mean any business (however organized or conducted) that competes with a business in which the Company or its Subsidiaries or affiliated companies is engaged or in which the
Company or its Subsidiaries or affiliated companies was actively planning to engage, at any time during the last twelve (12) months of Employee’s employment by the Company or its
Subsidiaries or affiliated companies, provided that Employee was involved with or had access to Confidential Business Information regarding such business. This restriction does not prohibit Employee from working for a person or entity, even if a Competitive Business, in a capacity unrelated to the work that Employee performed for the Company or its Subsidiaries or affiliated companies, provided Employee and any new employer first provide the
Company with adequate written assurances of the steps taken to ensure the protection, and to prevent the use or disclosure, of Confidential Business Information. Nothing in this
Subparagraph 5(b)(iv) shall prohibit Employee and Employee’s affiliates from owning, as passive investors, in the aggregate not more than five percent of equity securities of any Competitive
Business.
(v)Act in any capacity for or with any Competitive Business, or for or with any of their agents, if in such capacity Employee would, because of the nature of his/her role with such
Competitive Business and Employee’s knowledge of Confidential Business Information, inevitably use and/or disclose any Confidential Business Information in his/her work for, or on behalf of, the Competitive Business or its agent.
(vi)Otherwise interfere with, disrupt or attempt to disrupt relations between the Company or its
Subsidiaries or affiliated companies and any of their employees, contractors, vendors, third party business affiliates, or consultants.
Employee agrees that (a) the covenants contained in this Agreement are necessary for the protection of the Company’s business, goodwill, customer and employee relationships and Confidential Business
Information, and (b) the compensation and other consideration received by Employee, including the
Restricted Stock Units, are based on Employee’s agreement to such covenants. Employee represents and warrants that the time, scope of activity and geographic area restricted by this Agreement are reasonable, especially in the view of the worldwide scope of the business operations of the
Company, Employee’s position and responsibilities with the Company or their employing Subsidiary or affiliated company, and the nature of the Confidential Business Information, that the enforcement of those restrictions contained in this Agreement would not be unduly burdensome to or impose any undue hardship on Employee, and that Employee will be able to earn a reasonable living while abiding by such covenants.
(c)State Specific Limitations. Employee and the Company hereby further agree that, in spite of anything in the Agreement to the contrary, if and to the extent Employee works for the Company or their employing Subsidiary or affiliated company, not including temporary assignments or business travel, in the states mentioned below, the restrictions in Paragraph 5(b) will be revised as set forth below.
During any portion of Employee’s employment with the Company or their employing Subsidiary or affiliated company when Employee is not assigned to one of the states listed below, this Agreement shall be enforceable in its entirety:
(i)California:  The only provisions of Paragraph 5(b) that will apply during Employee’s ongoing
(not temporary or business travel) assignment in California shall be Subparagraph (i) and, to the extent necessary to protect the Company’s trade secrets, Subparagraphs (v) and (vi).
(ii)Colorado: If Employee has an ongoing (not temporary or business travel) assignment in
Colorado, the provisions of Paragraph 5(b)(i), (ii), (iv) and (v) shall only apply to Employee if
Employee’s annualized cash compensation meets or exceeds the threshold amount for highly compensated workers within the meaning of C.R.S. § 8-2-113(2) and the provisions of
Paragraph 5(b)(iii) shall only apply to Employee if Employee’s annualized cash compensation is at least 60% of the then-applicable highly-compensated threshold under Colorado law.
Additionally, Employee acknowledges that the Company has provided Employee with a separate notice advising Employee of the restrictive covenants in Paragraph 5 in accordance with CRS § 8-2-113 and that the Company gave Employee at least fourteen (14) days to review the notice and the Agreement.
(iii)Louisiana:  The provisions of Paragraph 5(b) will apply during Employee’s ongoing (not temporary or business travel) assignment in Louisiana in the following Louisiana parishes and municipalities: Acadia, Bienville, Bossier, Caddo, Calcasieu, Cameron, Iberia, Lafayette,
Lafourche, Orleans, Plaquemines, Rapides, St. Mary, St. Martin, Terrebonne, and Vermilion.
(iv)North Dakota:  All provisions of Paragraph 5(b) will apply during Employee’s ongoing (not temporary or business travel) assignment in North Dakota.  For the one year period immediately following the end of said Employee’s employment, the only provisions of
Paragraph 5(b) that will apply shall be Subparagraph (i) and, to the extent necessary to protect Company’s trade secrets and/or Confidential Business Information, Subparagraphs
(v) and (vi).
(v)Oklahoma:  The only provisions of Paragraph 5(b) that will apply during Employee’s ongoing
(not temporary or business travel) assignment in Oklahoma shall be Subparagraph (i), and to the extent necessary to prevent the direct solicitation of the sale of goods and/or services from the customers of the Company and its Subsidiaries and affiliated companies,
Subparagraphs (ii) and (iii), and to the extent necessary to protect the Company’s trade secrets, Subparagraphs (v) and (vi).
(d)Confidential Business Information. As used in this Agreement, the term “Confidential Business
Information” means any and all of the Company’s and its Subsidiaries’ and affiliated companies’ trade secrets, confidential and/or proprietary information, and all other information and data that is not generally known to third persons who could derive economic value from its use or disclosure, including, but not limited to, the Company’s and its Subsidiaries’ and affiliated companies’ strategies, methods, products, software, designs, drawings, books, records, data, and  technical information concerning its products, equipment, services and processes, procurement procedures and pricing techniques; the methods though which the Company and its Subsidiaries and affiliated companies identify, hire, train and compensate their employees; details regarding the Company’s and its
Subsidiaries’ and affiliated companies’ employees, including their compensation, contact information, and their performance and conduct; methods to locate and qualify contractors, vendors and third party affiliates; the identity of and other information (such as credit and financial data)
concerning the Company’s and its Subsidiaries’ and affiliated companies’ contractors, vendors and third party business affiliates; the individuals, and their contact Information, at contractors, vendors and third party business affiliates with whom the Company and its Subsidiaries and affiliated companies have dealt; the amounts and types of goods and/or services purchased in the past from contractors, vendors and third party business affiliates; the amounts paid for such past purchases;
the identity of the Company’s and its Subsidiaries’ and affiliated companies’ customers; the individuals, and their contact information, at customers with whom Employee has dealt; the amounts and types of products and services purchased in the past by such customers; the amount paid for such past purchases, the timing of such past purchases, and the method of payment for such past purchases; the Company’s and its Subsidiaries’ and affiliated companies’ plans for future products and services; the details of any ongoing or planned negotiations for future products and services; and
the Company’s and its Subsidiaries’ and affiliated companies’ plans for the future, including without limitation plans for its products and services, for geographic and customer markets, and for marketing, promoting, selling, distributing and providing its products and services.
6.Shareholder Rights. Employee shall have no rights to dividends, dividend equivalents or any other rights of a shareholder with respect to the shares of Stock subject to this award of Restricted Stock Units unless and until such time as the award has been settled by the transfer of shares of Stock to Employee.
7.Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, except by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined by the Code or Title I of the
U.S. Employee Retirement Income Security Act of 1974, as amended, or similar order. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.
8.Withholding of Tax. Employee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary or affiliated company that employs Employee (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to Employee’s participation in the Plan and legally applicable to Employee or deemed by the Company or the Employer in their discretion to be an appropriate charge to Employee even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains Employee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any.
Employee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Employee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Employee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Employee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, Employee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Employee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from Employee’s wages or other cash compensation payable to Employee by the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to Employee having a Fair Market Value equal to the amount required to be withheld; (iii) withholding from the proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on Employee’s behalf pursuant to this authorization without further consent); or
(iv) permitting Employee to tender to the Company cash (including check, bank draft or money order delivered to the Company’s Stock Plan Administrator) or, if allowed by the Committee, shares of Stock previously acquired by Employee having a Fair Market Value equal to the amount required to be withheld.
Notwithstanding the foregoing, if Employee is subject to Section 16 of the U.S. Securities Exchange Act of
1934, as amended, pursuant to Rule 16a-2 promulgated thereunder, any tax withholding obligations shall be satisfied by having the Company withhold a number of shares of Stock having a Fair Market Value equal to the amount required to be withheld from the shares of Stock to be delivered upon vesting of the Restricted
Stock Units.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates. In the event of over-withholding, Employee may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Stock), or if not refunded, Employee may seek a refund from the local tax authorities. In the event of under-withholding, Employee may be required to pay any additional Tax-Related
Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for
Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the
Restricted Stock Units, for tax purposes, Employee is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. Employee will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
Employee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Employee’s participation in the
Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.
9.Status of Shares of Stock. The Company shall not be obligated to issue any shares of Stock pursuant to any
Restricted Stock Units at any time, when the offering of the shares of Stock covered by such Restricted Stock
Unit has not been registered under the U.S. Securities Act of 1933, as amended (the “Act”) or such other country, U.S. federal or state laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration. The Company intends to use reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon vesting of the Restricted Stock Units, Employee, if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the
Company may require to assure compliance with applicable securities laws.
Employee agrees that the shares of Stock which Employee may acquire upon vesting of the Restricted Stock
Units will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable U.S. federal, state or non-U.S. securities laws. Employee also agrees (i) that the Company may refuse to register the transfer of the shares of Stock acquired under the Restricted Stock Units on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel to the Company constitute a violation of any applicable securities law, and (ii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock acquired under the Plan.
10.Nature of Grant. In accepting the Restricted Stock Units, Employee acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time
(subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Restricted Stock Units are granted solely by the Company and only the
Company is a party to this Agreement; accordingly, any rights Employee may have under this
Agreement may be raised only against the Company, but not any Subsidiary or affiliated company
(including, but not limited to, the Employer);
(c)no Subsidiary or affiliated company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to Employee under this Agreement;
(d)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(f)Employee’s participation in the Plan is voluntary;
(g)the Restricted Stock Units and Employee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its
Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate Employee’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of the same, are not granted as consideration for, or in connection with, any service Employee may provide as a director of any Subsidiary or affiliate of the Company;
(i)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of the same are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the
Company, the Employer or any Subsidiary or affiliate of the Company;
(j)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(k)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted
Stock Units resulting from termination of Employee’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the
Restricted Stock Units, Employee agrees not to institute any claim against the Company or the
Employer;
(m)the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(n)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between Employee’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to Employee pursuant to the vesting of the
Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the
Restricted Stock Units.
11.Data Privacy. Employee understands that the Company, its Subsidiaries and affiliated companies and/or the
Employer may hold certain personal information about Employee, specifically: Employee’s name, home address, email address and telephone number, date of birth, social security or insurance number, passport number or other identification number, salary, nationality, and any shares of Stock or directorships held in the
Company, and details of the Restricted Stock Units or any other entitlement to shares of Stock, canceled, exercised, vested, unvested or outstanding in Employee’s favor (“Data”), for the purpose of implementing, administering and managing the Plan. More information about how the Company collects, processes, protects, and transfers Data, as well as the rights of Employees in relation to their Data, is found in the
Employee Privacy Notice available on HalWorld.
Employee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Employee’s Data as described in this Agreement and any other grant materials by and among, as necessary and applicable, the Company and any of its Subsidiaries or affiliated companies, for the exclusive purpose of implementing, administering and managing Employee’s participation in the Plan.
Employee understands that Data will be transferred to the stock brokerage or other financial or administrative services firm designated by the Company (the “Stock Plan Administrator”) which is assisting the Company with the implementation, administration and management of the Plan. Employee authorizes the
Company, the Company’s Stock Plan Administrator and any other possible recipients that may assist the
Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing Employee’s participation in the Plan. Further, Employee understands that
Employee is providing the consents herein on a purely voluntary basis. If Employee does not consent, or if
Employee later seeks to revoke his or her consent, Employee’s service status and career will not be affected;
the only consequence of refusing or withdrawing Employee’s consent is that the Company would not be able to grant Employee the Restricted Stock Units or other equity awards or administer or maintain such awards.
Therefore, Employee understands that refusing or withdrawing his or her consent may affect Employee’s ability to participate in the Plan.
12.Insider Trading; Market Abuse Laws. By participating in the Plan, Employee agrees to comply with the
Company’s policy on insider trading. Employee further acknowledges that, depending on Employee’s or his or her broker’s country of residence or where the shares of Stock are listed, Employee may be subject to insider trading restrictions and/or market abuse laws that may affect Employee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times Employee is considered to have “inside information” regarding the Company as defined by the laws or regulations in Employee’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Employee places before he or she possessed inside information. Furthermore, Employee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) ”tipping” third parties or causing them otherwise to buy or sell securities. Employee understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Employee acknowledges that it is Employee’s responsibility to comply with any applicable restrictions, and that
Employee should therefore consult Employee’s personal advisor on this matter.
13.Electronic Delivery and Participation. Employee agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, Employee also hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
14.English Language. Employee acknowledges and agrees that it is Employee’s express intent that this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. Employee acknowledges that
Employee is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in
English, so as to allow Employee to understand the terms and conditions of this Agreement. To the extent
Employee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this
Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required by applicable law.
15.Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this Agreement (the
“Addendum”). Moreover, if Employee transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to Employee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or to facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate Employee’s transfer). The Addendum constitutes part of this
Agreement.
16.Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in Employee’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise Employee on whether he/she should participate in the Plan.
Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, Employee should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, Employee should consult with his/her personal advisor for professional investment advice.
17.Repatriation; Compliance with Law. Employee agrees to repatriate all payments attributable to the shares of
Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in Employee’s country of employment (and country of residence, if different). In addition,
Employee agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its
Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in Employee’s country of employment (and country of residence, if different). Finally, Employee agrees to take any and all actions as may be required to comply with Employee’s personal obligations under local laws, rules and/or regulations in Employee’s country of employment and country of residence, if different).
18.Imposition of Other Requirements. The Company reserves the right to impose other requirements on
Employee’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Employee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
19.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units.
20.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the
Company and all persons lawfully claiming under Employee.
21.Governing Law and Forum.
(a)Except as set forth in Paragraph 21(c), this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without regard to principles of conflict of laws, except to the extent that it implicates matters which are the subject of the General Corporation Law of the
State of Delaware, which matters shall be governed by the latter law.
(b) For purposes of resolving any dispute that may arise directly or indirectly from this Agreement, the parties hereby agree that any such dispute that cannot be resolved by the parties shall be submitted for resolution through the Halliburton Dispute Resolution Program, pursuant to which the last step is final and binding arbitration. Notwithstanding the foregoing, the parties agree that in addition to any other rights or remedies they may have, that either party shall be entitled, if it so elects, to institute a proceeding in any court of competent jurisdiction to obtain a preliminary injunction (with each waiving the other’s obligation, if any, to post bond) in order to prevent activities in violation of the
Agreement and to maintain the status quo pending resolution of the parties’ dispute in accordance with the Halliburton Dispute Resolution Program.
(c)If Employee’s ongoing (not temporary or business travel) assignment is in California, Colorado,
Louisiana or North Dakota, then Paragraph 5 shall be governed by, and construed in accordance with, the laws of California, Colorado, Louisiana or North Dakota, respectively.
22.U.S. Federal Defend Trade Secrets Act Notice. Employee is hereby notified in accordance with the Defend
Trade Secrets Act of 2016 that Employee will not be held criminally or civilly liable under any U.S. federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a U.S. federal, state, or local government official, either directly or indirectly, or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If Employee files a lawsuit for retaliation against the Company for reporting a suspected violation of law, Employee may disclose the Company’s trade secrets to the
Employee’s attorney and use the trade secret information in the court proceeding if the Employee files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.
23.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein. The covenant in Paragraph 5 of this Agreement shall be separate, independent and concurrently enforceable with other employee agreements that have been signed by Employee. In the event such provisions of an agreement is determined by an adjudicator as not to be enforceable, any other concurrently enforceable provisions may still be enforced.
24.Waiver. The waiver by the Company with respect to Employee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement.

Halliburton Company Stock and Incentive Plan (the “Plan”) Restricted Stock Unit Grant Agreement Country-Specific Addendum
This Addendum includes additional country‐specific notices, disclaimers, and/or terms and conditions that may apply if Employee lives and/or works in one of the countries listed in this Addendum and that may be material to
Employee’s participation in the Plan. This information is based on applicable securities, foreign exchange and other laws that may subject Employee to obligations that Employee solely is responsible for. However, such laws are often complex and change frequently, and the information provided is general in nature and may not apply to Employee’s specific situation. As such, the Company cannot assure Employee of any particular result, and Employee should seek his/her own professional legal and tax advice. Unless otherwise noted, capitalized terms shall take the definitions assigned to them under the Plan and the Agreement. This Addendum forms part of the Agreement and should be read in conjunction with the Plan.

Brazil, European Union (“EU”) / European Economic Area Countries, Switzerland and the United Kingdom
Data Privacy
The following provision replaces Paragraph 11 of the Agreement in its entirety:
The Company, with its registered address at 3000 North Sam Houston Parkway East, Houston,
Texas U.S.A. is the controller responsible for the processing of Employee’s data by the Company and the third parties noted below.
(a)Data Collection and Usage. Pursuant to applicable data protection laws, Employee is hereby notified that the Company collects, processes and uses certain personal information about Employee for the legitimate purpose of implementing, administering and managing the Plan and generally administering equity awards; specifically: Employee’s name, home address, email address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of Stock or directorships held in the Company, and details of all Restricted Stock Units, any other entitlement to shares of Stock awarded, canceled, exercised, vested, or outstanding in Employee’s favor, which the Company receives from
Employee or the Employer (“Personal Data”). In granting the Restricted Stock Units under the
Plan, the Company will collect, process, use and disclose (collectively, “Processing”) Personal Data for purposes of allocating shares of Stock and implementing, administering and managing the
Plan. The Company’s legal basis for the Processing of Personal Data is the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations, as well as the necessity of the Processing for the
Company to perform its contractual obligations under the Agreement and the Plan. Employee’s refusal to provide Personal Data would make it impossible for the Company to perform its contractual obligations and may affect Employee’s ability to participate in the Plan. As such, by participating in the Plan, Employee voluntarily acknowledges the Processing of his/her Personal
Data as described herein.  More information about how the Company collects, processes, protects, and transfers Personal Data, as well as the rights of Employees in relation to their
Personal Data, is found in the Employee Privacy Notice available on HalWorld.
(b)Stock Plan Administration Service Provider. The Company transfers Personal Data to Fidelity Stock Plan Services, LLC, an independent service provider based, in relevant part, in the
United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Personal Data with another company that serves in a similar manner. The Company’s service provider will open an account for Employee to receive and trade shares of Stock. The Processing and transfer of Personal Data will take place through both electronic and non-electronic means.
Personal Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan. When receiving Employee’s Personal Data,
Fidelity Stock Plan Services, LLC provides appropriate safeguards in accordance with the EU Standard
Contractual Clauses. By participating in the Plan, Employee understands that the service provider will
Process and transfer Employee’s Personal Data for the purposes of implementing, administering and managing his/her participation in the Plan.

Algeria
Settlement in Cash
Notwithstanding any provision in the Agreement to the contrary, pursuant to Paragraph 4 of the
Agreement, unless otherwise determined by the Company in its sole discretion, the Restricted
Stock Units will be settled in the form of a cash payment.

Angola
Settlement in Cash
Notwithstanding any provision in the Agreement to the contrary, pursuant to Paragraph 4 of the
Agreement, unless otherwise determined by the Company in its sole discretion, the Restricted
Stock Units will be settled in the form of a cash payment.

Argentina
Securities Law Notice
The Restricted Stock Units and the underlying shares of Stock are not publicly offered or listed on any stock exchange in Argentina.
Foreign Exchange Information
Certain restrictions and requirements may apply if and when Employee transfers proceeds from the sale of shares of Stock into Argentina.
Please note that exchange control regulations in Argentina are subject to change. Employee should speak with his/her personal legal advisor regarding any exchange control obligations that
Employee may have prior to acquiring or selling shares of Stock or remitting funds into Argentina, as Employee is personally responsible for complying with applicable exchange control laws.
Foreign Asset/Account Reporting Information
If Employee is an Argentine tax resident, Employee must report any shares of Stock acquired under the Plan and held by Employee on December 31st of each year on Employee's annual tax return for that year.

Australia
Securities Law Notice
The grant of the Restricted Stock Units is being made pursuant to Division 1A, Part 7.12 of the
Corporations Act 2001 (Cth).
Foreign Exchange Information
Exchange control reporting is required for cash transactions exceeding a specified amount
(currently AUD 10,000) and international fund transfers. The Australian bank assisting with the transaction will file the report. If there is no Australian bank involved in the transfer, Employee will be required to file the report. Employee is personally responsible for complying with applicable exchange control requirements.
Tax Information
The Plan is a program to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth)
(the “ITAA”) applies (subject to the conditions in the ITAA).

Azerbaijan
Securities Law Notice
By accepting the Restricted Stock Units, Employee understands that the Agreement, the Plan and all other materials Employee may receive regarding Employee’s participation in the Plan does not constitute advertising or the offering of securities in Azerbaijan. The issuance of securities pursuant to the Plan has not been and will not be registered in Azerbaijan and therefore, the securities described in any Plan related documents may not be used for sale or public circulation in
Azerbaijan. Further, Employee understands that the shares of Stock delivered upon settlement of the Restricted Stock Units will be deposited into a designated brokerage account in the United
States and in no event will the shares of Stock be delivered to Employee in Azerbaijan. Any disposition or sale of such shares of Stock must take place outside of Azerbaijan, which will be the case if the shares of Stock are sold on the New York Stock Exchange.

Bangladesh
Securities Law Notice
The Restricted Stock Units shall not be publicly offered or listed on any stock exchange in
Bangladesh. The offer is intended to be private and the Agreement does not constitute a prospectus for purposes of the 1969 Securities and Exchange Ordinance, as amended.

Belgium
Foreign Ownership / Exchange Information
If Employee is a Belgian resident, Employee is required to report any securities (e.g., shares of
Stock acquired under the Plan) or bank account (including brokerage account) established outside of Belgium on Employee’s annual tax return. In a separate report, Employee is required to provide the National Bank of Belgium with the account details of any such foreign accounts. Employee should consult with his/her personal tax advisor to determine Employee’s personal reporting obligations.
Stock Exchange Tax Information
A stock exchange tax will apply to transactions executed by a Belgian resident through a non-
Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will apply when shares of Stock acquired under the Plan are sold. Belgian residents should consult with a personal tax or financial advisor for additional details on their obligations with respect to the stock exchange tax.
Annual Securities Accounts Tax Information
An annual securities accounts tax may be payable if the total value of the securities held in a
Belgian or foreign securities account (e.g., shares of Stock acquired under the Plan) exceeds a certain threshold on four reference dates within the relevant reporting period (i.e., December 31,
March 31, June 30 and September 30). In such case, the tax will be due on the value of the qualifying securities held in such account.

Bolivia
Securities Law Notice
The Restricted Stock Units and the underlying shares of Stock are not publicly offered or listed on any stock exchange in Bolivia. The offer is private and not subject to the supervision of any
Bolivian governmental authority.

Brazil
Labor Law Acknowledgement
By accepting the Restricted Stock Units, Employee expressly acknowledges and agrees that for all legal purposes, (i) the benefits provided under the Agreement and the Plan are the result of commercial transactions unrelated to Employee’s employment; (ii) the Agreement and the Plan are not part of the terms and conditions of Employee’s employment; and (iii) the income from the
Restricted Stock Units, if any, is not part of Employee’s remuneration from employment.
Further, Employee acknowledges that (x) Employee is making an investment decision and (y) the value of the underlying shares of Stock is not fixed and may increase or decrease in value over the vesting period without compensation to Employee.
Compliance with Law
By accepting the Restricted Stock Units, Employee expressly acknowledges and agrees to comply with applicable Brazilian laws and to pay any and all applicable Tax-Related Items associated with the vesting of the Restricted Stock Units, the receipt of any dividends, and the sale of any shares of
Stock acquired under the Plan.
Foreign Ownership / Exchange Information
The regulations of the Central Bank of Brazil governing investments abroad are subject to change at any time, and such changes could affect Employee’s ability to receive cash proceeds from
Employee’s awards. Employee is required to report to the Central Bank of Brazil, on a yearly basis, the value of any and all assets held abroad (including Company shares) if the value of such assets equals or exceeds a specified threshold (currently USD 1,000,000 for annual declarations and
USD 100,000,000 for quarterly declarations), as well as any capital gain, dividend or profit attributable to such assets.

Brunei Darussalam
Securities Law Notice
The grant of Restricted Stock Units is made pursuant to a private offering exemption under
Section 117 of the Securities Markets Order, 2013 (“SMO”) on which basis it is exempt from the prospectus and registration requirements under the SMO and is also exempt from the capital markets services licensing requirements under Section 159(1)(d) as being the administration of an employee participation scheme. In addition, by accepting this grant, Employee agrees not to sell any shares of Stock within two (2) years of the date of grant. The Plan has not been lodged or registered as a prospectus with the Autoriti Monetari Brunei Darussalam.

Bulgaria
Foreign Exchange Information
Employee will be required to file statistical forms with the Bulgarian National Bank annually regarding Employee’s receivables in foreign bank accounts as well as securities held abroad (e.g., shares of Stock acquired under the Plan) if the total sum of all such receivables and securities equals or exceeds a specified threshold (currently BGN 50,000) as of the previous calendar year-
end. Employee is personally responsible for complying with the applicable exchange control requirements in Bulgaria.

Canada
Settlement of Restricted Stock Units
The grant of the Restricted Stock Units does not provide any right for Employee to receive a cash payment; the Restricted Stock Units will be settled only in shares of Stock.
Termination of Employment
This provision replaces Paragraph 3(c) of the Agreement:
In the event of a termination of Employee’s employment with the Company or any Subsidiary or affiliated companies for any reason except as otherwise provided in this Paragraph 3, Employee shall, for no consideration, forfeit all Restricted Stock Units to the extent they are not fully vested as of the Termination Date. For purposes of the Restricted Stock Units, Employee's Termination
Date will occur on, and Employee's right (if any) to earn, seek damages in lieu of, vest in or otherwise benefit from any portion of the Restricted Stock Units pursuant to this Agreement will be measured by, the date that is the earliest of:
i.the date Employee's employment with the Employer is terminated for any reason; and
ii.the date Employee receives written notice of termination from the Employer;
regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, Employee will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which
Employee's right to vest terminates, nor will Employee be entitled to any compensation for lost vesting.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, Employee's right to vest in the Restricted Stock
Units, if any, will terminate effective upon the expiry of the minimum statutory notice period, but
Employee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will Employee be entitled to any compensation for lost vesting.
Foreign Ownership Information
If Employee is a Canadian resident, Employee’s ownership of certain foreign property (including shares of foreign corporations) in excess of a specified threshold (currently CAD 100,000) may be subject to ongoing annual reporting obligations. Employee should refer to CRA Form T1135
(Foreign Income Verification Statement) and consult his/her tax advisor for further details. It is
Employee’s responsibility to comply with all applicable tax reporting requirements.
Data Privacy
The following provision supplements Paragraph 11 of the Agreement:
Employee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Employee further authorizes the Company and any
Subsidiary or affiliated company and the administrator of the Plan to disclose and discuss the Plan with their advisors. Employee further authorizes the Company and any Subsidiary or affiliated company to record such information and to keep such information in Employee’s employee file.

French Language Documents (Quebec Employees)
A French translation of the Plan and the Agreement will be made available to Employee as soon as reasonably practicable. Employee understands that, from time to time, additional information related to the offering of the Plan might be provided in English and such information may not be immediately available in French. Notwithstanding anything to the contrary in the Plan or the
Agreement, and unless Employee indicates otherwise, the French translation of the Plan and the
Agreement will govern Employee's participation in the Plan.
Une traduction en français du Plan et de le Contrat sera mise à la disposition de le Salarié dès que raisonnablement possible. Le Salarié comprend que, de temps à autre, des renseignements supplémentaires liés à l’offre du Plan peuvent être fournies en anglais et que ces informations peuvent ne pas être immédiatement disponibles en français. Nonobstant toute disposition contraire dans le Plan ou le Contrat, et à moins que le Salarié n’indiquiez le contraire, la traduction française de Plan et de le Contract régira la participation de le Salarié au Plan.

China
Foreign Exchange Information
The following terms apply only to nationals of the People’s Republic of China (“China” or the
“PRC”) residing in mainland China, unless otherwise determined by the Company:
Employee agrees to hold the shares of Stock received upon settlement of the Restricted Stock
Units with the Company’s Stock Plan Administrator until the shares of Stock are sold. In addition, if the Company changes its designated Stock Plan Administrator, Employee acknowledges and agrees that the Company may transfer any/all shares of Stock acquired under the Plan to the new
Stock Plan Administrator, if necessary for legal or administrative reasons, and hereby directs, instructs and authorizes the Company to issue transfer instructions on Employees' behalf.
Employee agrees to sign (electronically or otherwise, in the manner designated by the Company)
any documentation necessary to facilitate such transfer of shares of Stock.
By accepting the Restricted Stock Units, Employee understands and agrees that Employee will be required to immediately repatriate all proceeds due to Employee from the sale of shares of Stock acquired under the Plan. Further, Employee understands that such repatriation will need to be effected through a special exchange control account established by the Company or its affiliated company in the PRC, and Employee hereby agrees that the proceeds may be transferred to such special account prior to being delivered to Employee and that no interest shall be paid with respect to funds held in such account. Employee acknowledges that neither the Company nor the
Stock Plan Administrator is under any obligation to arrange for the sale of shares of Stock at any particular price (it being understood that the sale will occur in the market) and that broker’s fees and similar expenses may be incurred in any such sale.
The proceeds may be paid to Employee in U.S. dollars or in local currency, at the Company’s discretion. If the proceeds are paid in U.S. dollars, Employee understands that Employee will be required to set up and maintain a U.S. dollar bank account in the PRC so that the proceeds may be deposited into this account. Employee understands that if Employee fails to set up such account or fails to provide the requested details to the Company, Employee might not be able to receive sale proceeds or the delivery of proceeds may be delayed. If the proceeds are paid in local currency,
Employee acknowledges that neither the Company nor any of its Subsidiaries or affiliated companies is under an obligation to secure any particular currency conversion rate and that the
Company or any Subsidiaries and affiliated companies may face delays in converting the proceeds to local currency due to exchange control requirements in the PRC. Employee agrees to bear any currency fluctuation risk between the time the shares of Stock are sold and the time the proceeds are converted into local currency and distributed to Employee. Employee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with PRC exchange control requirements.
Notwithstanding any provision in the Agreement or the Plan to the contrary, due to exchange control regulations in the PRC, Employee understands and agrees that, to the extent Restricted
Stock Units remain outstanding after Employee’s termination of employment, such Restricted
Stock Units will be cancelled on the 90th day following Employee’s termination of employment or within such other period as determined by the Company or required by the China State
Administration of Foreign Exchange (“SAFE”). Further, Employee will be required to sell shares of
Stock Employee holds within 90 days following Employee’s termination of employment or within such other period as determined by the Company or required by the SAFE (the “Mandatory Sale
Date”). This includes any portion of shares of Stock that vest upon Employee’s termination of employment. Employee understands that any shares of Stock held by Employee under the Plan that have not been sold by the Mandatory Sale Date will automatically be sold by the Company’s
Stock Plan Administrator at the Company’s direction (on Employee’s behalf pursuant to this authorization without further consent).

Neither the Company nor its Subsidiaries or affiliated companies shall be liable for any costs, fees, lost interest or dividends or other losses Employee may incur or suffer resulting from the enforcement of the terms of this Addendum or otherwise from the Company’s operation and enforcement of the terms of the Plan, the Agreement, and the Restricted Stock Units in
accordance with Chinese law including, without limitation, any applicable rules, regulations, requirements and approvals issued by SAFE.
Internal Control Policy
Employee understands that the Restricted Stock Units are also subject to the separate Internal
Control Policy for Employees in the PRC, which is provided by Employee’s Human Resources
Department. Employee understands that he/she can contact the Human Resources Department for a copy of the policy.
Foreign Ownership Information
If Employee is a Chinese resident, Employee may be required to report to SAFE all details of
Employee’s foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents. Employee should consult with his/her personal tax advisor to determine Employee’s personal reporting obligations.

Colombia
Labor Law Acknowledgment
By accepting the Restricted Stock Units, Employee expressly acknowledges that, pursuant to
Article 128 of the Colombian Labor Code, the Restricted Stock Units and related benefits do not constitute a component of Employee’s salary for any legal purpose. Therefore, the Restricted
Stock Units and related benefits will not be included and/or considered to calculate any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions and/or any other labor-related amount which may be payable, to the fullest extent possible in accordance to Article 30 of Law 1393.
Securities Law Notice
The shares of Stock are not and will not be registered in the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and, therefore, the shares of Stock may not be offered to the public in Colombia. Nothing in the Plan, the Agreement or any other document evidencing the grant of Restricted Stock Units shall be construed as the making of a public offer of securities in Colombia.
Foreign Ownership Information
Prior approval from a government authority is not required to hold foreign securities or to receive an equity award. However, once Employee’s Restricted Stock Units have vested (i.e., when
Employee becomes owner of the shares of Stock), such investments must be registered with the
Colombian central bank (Banco de la República, “Central Bank”), at any moment, by filing a Form
No. 11. Upon sale or other disposition of any shares of Stock registered with the Central Bank,
Employee is required to cancel the registration and repatriate the proceeds to Colombia and
Employee will be required to file with Employee’s local bank the corresponding foreign exchange form reflecting the divestment.

Denmark
Stock Option Act
Notwithstanding any provisions in the Agreement to the contrary, the treatment of the Restricted
Stock Units upon a termination of employment (as determined by the Company, in its discretion, in consultation with legal counsel) shall be governed by the Danish Act on the Use of Rights to
Purchase or Subscribe for Shares etc. in Employment Relationship (the “Stock Option Act”), as in
effect at the time of Employee’s termination date. Employee acknowledges having received an
“Employer Statement” in Danish, which is being provided to comply with the Stock Option Act.

Egypt
Foreign Exchange Information
If Employee transfers funds into Egypt in connection with the Restricted Stock Units (including proceeds from the sale of shares of Stock), the funds transfer must occur through a registered bank in Egypt. Employee is personally responsible for complying with applicable exchange control requirements in Egypt.
Data Retention
The Egyptian Labor Law (the “Labor Law”) requires employers to keep files of all relevant employee information of their former employees for a period of one (1) year from the end of the employment.

France
Nature of Restricted Stock Units
The Restricted Stock Units are not granted under the French specific regime provided by Sections
L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial
Code, as amended.
Foreign Ownership Information
French residents holding cash or shares of Stock outside France must declare all foreign bank and brokerage accounts (including any accounts that were opened, held, used and/or closed during the tax year) on an annual basis, together with their income tax return.
Language Consent
By accepting the Restricted Stock Units, Employee confirms having read and understood the Plan and the Agreement which were provided in the English language. Employee accepts the terms of those documents accordingly.
En acceptant les droits sur des actions assujettis à des restrictions (« Restricted Stock Units »), le
Salarié confirme avoir lu et compris le Plan et le Contrat qui ont été fournis en langue anglaise. Le
Salarié accepte les termes de ces documents en connaissance de cause.

Germany
Foreign Exchange Information
Cross-border payments in excess of a specified threshold (currently EUR 50,000) must be reported to the Servicezentrum Außenwirtschaftsstatistik, which is the competent federal office of the
German Federal Bank (Bundesbank). In case of payments in connection with securities (including proceeds realized upon the sale of shares of Stock or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received and must be filed electronically. The form of report (Allgemeine Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.
Employee is responsible for satisfying the applicable reporting obligation. In addition, reporting may be required if the value of the shares of Stock acquired upon vesting exceeds the threshold and/or the Company withhold or sells shares with a value in excess of the threshold to recover taxes due Employee in connection with the Plan. If the Employer does not handle the reporting in such case, Employee will be obligated to do so.
If Employee’s acquisition of shares of Stock under the Plan leads to a so-called qualified participation at any point during the calendar year, Employee will need to report the acquisition when filing his or her annual tax return for the relevant year. A qualified participation is attained only in the unlikely event (i) Employee owns at least 1% of the Company and the value of the shares of Stock acquired exceeds EUR 150,000 or (ii) Employee holds Company shares exceeding
10% of the Company’s total common stock.

India
Repatriation Requirement
Employee expressly agrees to repatriate all sale proceeds and dividends attributable to shares of
Stock acquired under the Plan in accordance with local foreign exchange rules and regulations.
Neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any fines or penalties resulting from Employee’s failure to comply with applicable laws, rules or regulations.
Foreign Asset/Account Reporting Information
Employee is required to declare foreign bank accounts and any foreign financial assets (including shares of Stock held outside of India and, possibly, Restricted Stock Units) in Employee's annual tax return. It is Employee's responsibility to comply with this reporting obligation. Employee should consult his/her personal tax advisor in this regard.

Indonesia
Securities Law Notice
The Restricted Stock Units and the underlying shares of Stock have not been offered or sold and will not be offered or sold in Indonesia or to any Indonesian nationals, corporations or residents, including by way of invitation, offering or advertisement, and this document and any other offering material relating to the Restricted Stock Units have not been distributed, and will not be distributed, in Indonesia or to any Indonesian nationals, corporations or residents in a manner which would constitute a public offering in Indonesia.
Foreign Exchange Information
If Employee is an Indonesian resident and remits funds in foreign currency (including dividends and proceeds from the sale of shares of Stock) into Indonesia, the Indonesian Bank through which the transaction is made will submit a transaction report to the Bank of Indonesia for reporting purposes. For transactions equal to or exceeding a certain threshold amount, the underlying document must be submitted to the relevant local bank.
Foreign Asset/Account Reporting Information
Employee has the obligation to report his/her worldwide assets (including foreign accounts and shares of Stock acquired under the Plan) in Employee's annual individual income tax return. For foreign currency transactions exceeding a specified threshold, the underlying document of that transaction will have to be submitted to the relevant local bank. In addition, if there is a change of position of any of the foreign assets Employee holds (including shares of Stock acquired under the
Plan), Employee must report this change in position (e.g., sale of shares of Stock) to the Bank of
Indonesia no later than the 15th day of the month following the change in position.

Iraq
Securities Law Notice
The Restricted Stock Units and the underlying shares of Stock are not publicly offered or listed on any stock exchange in Iraq.
Labor Law Acknowledgement
By accepting the Restricted Stock Units, Employee expressly acknowledges and agrees that for all legal purposes, (i) the benefits provided under the Agreement and the Plan are the result of commercial transactions unrelated to Employee’s employment; (ii) the Agreement and the Plan are not part of the terms and conditions of Employee’s employment; and (iii) the income from the
Restricted Stock Units, if any, is not part of Employee’s remuneration from employment.
Compliance with Law
By accepting the Restricted Stock Units, Employee expressly acknowledges and agrees to comply with applicable laws in Iraq and to pay any and all applicable Tax-Related Items associated with the vesting of the Restricted Stock Units, the receipt of any dividends, and the sale of any shares of
Stock acquired under the Plan.

Italy
Plan Document Acknowledgement
By accepting the Restricted Stock Units, Employee acknowledges that Employee has received a copy of the Plan and the Agreement, including this Addendum, in their entirety and fully understands and accepts all the provisions of the Plan and the Agreement. Employee further acknowledges having read and specifically approves the following sections of the Agreement: Vesting of Restricted
Stock Units; Forfeiture of Restricted Stock Units, Settlement of Restricted Stock Units, Withholding
of Tax, Nature of Grant, Imposition of Other Requirements, Governing Law and Forum and the Data
Privacy provision for the EU/EEA in this Addendum.
Foreign Ownership Information
If at any time during the fiscal year Employee holds foreign financial assets (including cash and shares of Stock) that may generate income taxable in Italy, Employee is required to report these assets on Employee’s annual tax return (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations also will apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions. Employee should consult with Employee’s personal tax advisor to determine his/her personal reporting obligations.

Japan
Foreign Exchange Information
If Employee acquires shares of Stock valued at more than a specified amount (currently
JPY 100 million) in a single transaction, Employee must file a Securities Acquisition Report with the
Ministry of Finance (“MOF”) through the Bank of Japan within 20 days of the receipt of the shares of Stock.
Further, if Employee is a Japanese resident, Employee will be required to report details of any assets (including shares of Stock acquired under the Plan) held outside of Japan as of December 31 of each year, to the extent such assets have a total net fair market value exceeding a specified threshold (currently JPY 50 million). Employee should consult with his/her personal tax advisor to determine Employee’s personal reporting obligations.

Kazakhstan
Securities Law Notice
Neither the Agreement nor the Plan has been approved, nor do they need to be approved, by the
National Bank of Kazakhstan. This offer is intended only for the original recipient and is not for general circulation in the Republic of Kazakhstan.
Foreign Exchange Information
Please note that by choosing to participate in the Plan, Employee hereby consents to have the
Employer and the Company be Employee’s agent to transfer and/or hold funds, shares of Stock, or sale proceeds for and on Employee’s behalf.
In addition, the Kazakhstani Law on Currency Regulation and Currency Control requires currency repatriation. Therefore, if Employee sells his/her securities or receives dividends, Employee must transfer the proceeds to an account(s) with a Kazakhstani authorized bank.
Tax Disclosure
Employee may be required to disclose shares of Stock held and any foreign bank accounts (provided that the funds exceed a certain threshold) to the local tax authority by way of filing a tax return.

Kenya
Tax Registration Notice
Under Tax Procedure Act, 2015, Employee is required to complete and submit a tax registration to the Commissioner of Income Tax within 30 days after the vesting of the Restricted Stock Units. The registration should be completed through the online portal “ITAX.” Employee should consult his/her personal legal advisor to ensure compliance with the applicable requirements. Employee is personally responsible for ensuring compliance with all registration requirements in Kenya.

Korea
Data Privacy
By accepting the Restricted Stock Units:
•Employee agrees to the collection, use, processing and transfer of Data as described in
Paragraph 11 of the Agreement; and
•Employee agrees to the processing of Employee’s unique identifying information as described in Paragraph 11 of the Agreement.
Foreign Asset/Account Reporting Information
If Employee is a Korean resident, he/she is required to declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts holding shares of Stock, etc.) to the Korean tax authority and file a report regarding such accounts if the monthly balance of such accounts exceeds a specified threshold (currently KRW 500 million, or an equivalent amount in foreign currency) on any month-end date during a calendar year. It is Employee's responsibility to comply with this reporting obligation. Employee should consult his/her personal tax advisor to ensure compliance with this requirement.
Foreign Exchange Information
If the amount of sale proceeds to be deposited into an account with an overseas financial institution exceeds a certain threshold (currently USD 5,000, a foreign exchange report must be filed with a Korean foreign exchange bank in advance of such deposit.

Kuwait
Securities Law Notice
The Plan does not constitute the marketing or offering of securities in Kuwait pursuant to Law No. 7 of 2010, as amended (establishing the Capital Markets Authority) and its implementing regulations.
The information contained herein is intended solely for Employee’s use; it is confidential and privileged and is not intended to be circulated to any other person or party other than eligible employees or published by any means. Employee may not rely on the information contained herein for any purpose other than in relation to this offer and any share purchase or award hereunder.

Malaysia
Director Notification Obligations
If Employee is a director of the Company’s Malaysian Subsidiary, Employee is subject to certain notification requirements under the Malaysian Companies Act 2016 with regards to the acquisition or disposal of shares of Stock, or rights or options in respect of the acquisition or disposal of the shares of Stock or participatory interests made available by the Company’s Malaysian Subsidiary or any related company. Such notification must be made within 14 days from the date of Employee’s acquisition or disposal of any such shares of Stock, rights or options. Employee should contact his/
her personal legal advisor for further details if Employee is a director.
Securities Law Notice
The offer of the Restricted Stock Units in Malaysia constitutes or relates to an ‘excluded offer,’
‘excluded invitation,’ or ‘excluded issue’ pursuant to Section 229 and Section 230 of the Capital
Markets and Services Act 2007 (“CMSA”), and as a consequence no prospectus is required to be registered with the Securities Commission of Malaysia. The Restricted Stock Units documents do not constitute and may not be used for the purpose of a public offering or an issue, offer for subscription or purchase, invitation to subscribe for or purchase any securities requiring the registration of a prospectus with the Securities Commission in Malaysia under the CMSA.

Mexico
Labor Law Acknowledgment
The invitation the Company is making under the Plan is unilateral and discretionary and is not related to the salary and other contractual benefits granted to Employee by the Employer;
therefore, benefits derived from the Plan will not under any circumstance be considered as an integral part of Employee’s salary. The Company reserves the absolute right to amend the Plan and discontinue it at any time without incurring any liability whatsoever. This invitation and, in
Employee’s case, the acquisition of shares of Stock does not, in any way, establish a labor relationship between Employee and the Company, nor does it establish any rights between
Employee and the Employer.
La invitación que la Empresa hace en relación con el Plan es unilateral, discrecional y no se relaciona con el salario ni con otros beneficios que recibe el Empleado del Patrón por lo que ningún beneficio derivado del Plan será considerado bajo ninguna circunstancia como parte integral del salario del
Empleado. La Empresa se reserva el derecho absoluto para modificar o terminar el Plan en cualquier momento, sin incurrir en responsabilidad alguna. Esta invitación y, en caso del Empleado, la adquisición de valores de acciones, de ninguna manera establecen relación laboral alguna entre el
Empleado y la Empresa y tampoco genera derecho alguno entre el Empleado y el Patrón.
Securities Law Notice
Any Restricted Stock Units offered under the Plan and the shares of Stock underlying the Restricted
Stock Units have not been registered with the National Register of Securities maintained by the
Mexican National Banking and Securities Commission and cannot be offered or sold publicly in
Mexico. In addition, the Plan and any other document relating to any Restricted Stock Units may not be publicly distributed in Mexico. These materials are addressed to Employee only because of his or her existing relationship with the Company and its Subsidiaries and affiliated companies and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of the
Company or one of its Subsidiaries and affiliated companies, made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.

New Zealand
Securities Law Notice
This is an offer of Restricted Stock Units over shares of common stock of Halliburton Company
(“Halliburton”). Halliburton shares give Employee a stake in the ownership of Halliburton. Employee may receive a return if dividends or dividend equivalents are paid.
If Halliburton runs into financial difficulties and is wound up, Employee will be paid only after all creditors and holders of preference shares have been paid. Employee may lose some or all of
Employee’s investment.
New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision.
The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, Employee may not be given all the information usually required. Employee will also have fewer other legal protections for this investment.
Employee should ask questions, read all documents carefully, and seek independent financial advice before committing himself or herself.
The shares of Stock are quoted on the New York Stock Exchange. This means that if Employee acquires shares of Stock under the Plan, Employee may be able to sell them on the New York Stock
Exchange if there are interested buyers. The price will depend on the demand for the shares of
Stock.
Employee is entitled to receive, free of charge, a copy of Halliburton’s latest annual report, financial statements and auditor’s report if Employee makes a request to Halliburton to receive a copy of those documents. Employee may obtain such information by sending an email to the Halliburton
Equity Compensation Department at FHALEquityComp@halliburton.com.
Employee is hereby notified that the documents listed below are available for Employee’s review on
Halliburton’s external (www.halliburton.com) and/or internal sites (HALWorld); as well as via
Employee’s Stock Plan Account:
•Halliburton’s most recent Annual Report (Form 10-K)
•Halliburton’s most recent published financial statements
•The Plan Document
•The Plan Prospectus
•The Agreement (of which this Addendum is a part) – available only via Employee’s Stock
Plan Account

Oman
Securities Law Notice
The Plan does not constitute the marketing or offering of securities in Oman and consequently has not been registered or approved by the Central Bank of Oman, the Omani Ministry of Commerce
and Industry, the Omani Capital Market Authority or any other authority in the Sultanate of Oman.
Offerings under the Plan are being made only to eligible employees of the Company and its
Subsidiaries or affiliated companies.

Pakistan
Exchange Control Information
Employee’s participation in the Plan may be subject to certain terms and conditions imposed by the
State Bank of Pakistan. Employee is required to immediately repatriate to Pakistan the proceeds from any dividends or from the sale of shares of Stock. Employee may be required to register ownership of foreign shares with the State Bank of Pakistan using the prescribed Form V-100.
Employee should consult Employee’s personal advisor prior to repatriation of any proceeds from dividends or from the sale of shares of Stock to ensure compliance with applicable exchange control regulations in Pakistan, as such regulations are subject to change. Please note that Employee should keep copies of any documents, certificates or invoices involving foreign currency transactions in connection with Employee’s participation in the Plan. Employee personally is responsible for ensuring compliance with all exchange control laws in Pakistan.
Foreign Asset/Account Reporting Information
Residents are required to file a wealth statement in addition to a tax return, by declaring all assets
(local and foreign). In addition, a separate statement for assets held abroad may also be required to be filed. Employee is personally responsible to ensure any such declarations are made, if applicable.
If the total value of foreign assets on the last day of the tax year in aggregate exceeds a certain threshold, Pakistani residents may be subject to the capital value tax levied under Section 8 of the
Finance Act, 2022. Employee should consult with Employee's personal tax advisor regarding the applicability of the capital value tax.

Panama
Securities Law Notice
The Restricted Stock Units and the shares of Stock underlying the Restricted Stock Units do not constitute a public offering of securities, as they are available only to employees of the Company and its Subsidiaries and affiliated companies, and the offer is not subject to the protections established by the Panamanian securities laws.

Papua New Guinea
Foreign Exchange Information
Before receiving funds from the sale of any securities abroad, Employee will need to apply for and receive an Income Tax Clearance Certificate from the taxation authorities in Papua New Guinea, which Employee must then lodge with the appropriate Bank of Papua New Guinea notification form with the commercial bank in which the transaction takes place.

Peru
Securities Law Notice
The offer of Restricted Stock Units is considered a private offering in Peru and therefore is not subject to registration. For more information concerning this offer, please refer to the Plan, the
Agreement and any other grant documents made available by the Company. For more information regarding the Company, please refer to the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q available at www.sec.gov.

Poland
Foreign Ownership Reporting
If Employee is a Polish resident, Employee is required to file quarterly reports with the National
Bank of Poland that include information on transactions and balances regarding Employee’s rights to shares of Stock (such as Restricted Stock Units) and shares of Stock if the total value (calculated individually or together with other assets and liabilities possessed abroad) exceeds a specified threshold (currently PLN seven (7) million).
Foreign Exchange Information
Employee is required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently EUR 15,000). Employee also is required to retain documents connected with foreign exchange transactions for a period of five (5)
years, calculated from the end of the year in which the exchange transaction was made. Employee is personally responsible for complying with applicable exchange control requirements in Poland.

Romania
Foreign Exchange Information
If Employee deposits the proceeds from the sale of shares of Stock in a bank account in Romania,
Employee may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. Employee is personally responsible for complying with applicable exchange control requirements in Romania.

Russia
Securities Law Notice
Neither this offer nor the distribution of related documentation constitutes the public circulation of securities in Russia. Employee will receive shares of Stock in a brokerage account held in
Employee’s name outside of Russia, but a stock certificate will not be issued to Employee. Employee agrees to keep the shares of Stock with a foreign broker or custodian outside Russia and perform any transactions with the shares of Stock on the foreign stock exchange. Employee is not permitted to transfer any shares of Stock received under any Company employee equity program into Russia.
Settlement of Restricted Stock Units
Depending upon applicable regulatory restrictions then in effect, the Company has the sole discretion to postpone settlement of the Restricted Stock Units, to determine whether to settle
Restricted Stock Units in shares of Stock or cash, or to cancel the Restricted Stock Units for no consideration.
Exchange Control Obligations
Due to the current political and economic situation in Russia, starting from March 1, 2022, Russian currency residents are permitted to receive in their foreign brokerage account the following income: shares upon vesting of Restricted Stock Units, cash dividends and sale proceeds, provided that information about such an account is duly disclosed to the Russian tax authorities. However, the Russian currency residents should comply with the general repatriation requirements.
As an exception a Russian currency non-resident may transfer foreign currency in cash directly to a foreign bank account of a Russian currency resident opened with a bank located in a Eurasian
Economic Union (EAEU) member country (Armenia, Belarus, Kazakhstan, Kyrgyzstan) or in a country that supports the automatic exchange of financial information (CRS) with the Russian Federation, without first being repatriated to Russia. The list of countries which support such automatic exchange of financial information with Russia is specified in the Order of the Federal Tax Services of
October 28, 2022 No. ЕД-7-17/986@. Please note that the list of such countries is regularly revised.
Currently, the United States is excluded from this list and the Russian currency residents may not receive cash proceeds to a United States bank account.
Employee should contact Employee's personal advisor to ensure compliance with the applicable exchange control requirements prior to the acquisition and subsequent selling of shares of Stock.
Foreign Accounts and Transactions Reporting
If Employee is a Russian citizen, Employee is required to file the following reports or notifications with the Russian tax authorities, if applicable: (i) annual cash flow reporting for an offshore brokerage account (due by June 1 each year for the previous year); (ii) financial asset (including shares of Stock) reporting for an offshore brokerage account (due by June 1 each year for the previous year, with the first reporting due by June 1, 2022 for calendar year 2021); and (ii) a one-
time notification within one month of opening, closing, or changing details of an offshore brokerage account.  Employee should consult his or her personal tax advisor to ensure compliance with applicable requirements.
Anti-Corruption Legislation Information
Individuals holding public office in Russia, as well as their spouses and dependent children, may be prohibited from opening or maintaining a foreign brokerage or bank account and holding any securities, whether acquired directly or indirectly, in a foreign company (including shares of Stock acquired under the Plan). Employee should consult with his/her personal legal advisor to determine whether this restriction applies to his/her circumstances.

Senegal
Tax Registration Notice
Employee may be required to submit a copy of the Agreement to the tax authorities within one (1)
month after the date the Restricted Stock Units are granted and to pay any applicable registration fee. It is Employee’s responsibility to submit the registration and pay the fee.

Singapore
Securities Law Notice
This grant of Restricted Stock Units and the shares of Stock to be issued upon the vesting of such
Restricted Stock Units shall be made available only to employees of the Company or its Subsidiaries and affiliated companies, in reliance of the prospectus exemption set out in Section 273(1)(f) of the
Securities and Futures Act (Chapter 289) of Singapore. In addition, Employee agrees, by Employee’s acceptance of this grant, not to sell any shares of Stock within six (6) months after the date of grant.
Please note that neither this Agreement nor any other document or material in connection with this offer of the Restricted Stock Units and the shares of Stock thereunder has been or will be lodged, registered or reviewed by any regulatory authority in Singapore.
Director Notification Obligation
If Employee is a director or shadow director of the Company or related company, Employee may be subject to special reporting requirements with regard to the acquisition of shares of Stock or rights over shares of Stock. If Employee is the Chief Executive Officer (“CEO”) of the Company or related company and the above notification requirements are determined to apply to the CEO of the
Company or related company, the above notification requirements also may apply to Employee.
Employee should contact his/her personal legal advisor for further details if Employee is a director, shadow director or CEO of the Company or related company.

Spain
Securities Law Notice
No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Restricted Stock Units under the
Plan. Neither the Plan nor this Agreement have been nor will they be registered with the Comisión
Nacional del Mercado de Valores (Spanish securities regulator), and they do not constitute a public offering prospectus.
Labor Law Acknowledgment
By accepting the Restricted Stock Units granted hereunder, Employee consents to participation in the Plan and acknowledges that Employee has received a copy of the Plan.
Employee understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant any Restricted Stock Units under the Plan to certain individuals who may be employees of the Company or its Subsidiaries and affiliated companies throughout the world. The decision is a limited decision, which is entered into upon the express assumption and condition that any Restricted Stock Units granted will not economically or otherwise bind the Company or any of its Subsidiaries or any affiliated companies on an ongoing basis, other than as expressly set forth in the Agreement. Consequently, Employee understands that the Restricted Stock Units granted hereunder are given on the assumption and condition that they shall not become a part of any employment contract (either with the Company or any of its Subsidiaries and affiliated companies)
and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, Employee understands and freely accepts that the future value of the Restricted Stock Units and the underlying shares of Stock is unknown and unpredictable. In addition, Employee understands that any Restricted Stock Units granted hereunder would not be made but for the assumptions and conditions referred to above; thus,
Employee understands, acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of Restricted
Stock Units or right to Restricted Stock Units shall be null and void.
Further, the grant of the Restricted Stock Units is expressly conditioned on Employee’s continued
and active employment, such that if Employee’s employment terminates for any reason whatsoever, the Restricted Stock Units may cease vesting immediately, in whole or in part, effective on the Termination Date (unless otherwise specifically provided in the Agreement). This will be the case, for example, even if (i) Employee is considered to be unfairly dismissed without good cause
(i.e., subject to a “despido improcedente”); (ii) Employee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (iii) Employee terminates employment due to a change of work location, duties or any other employment or contractual condition; (iv) Employee terminates employment due to a unilateral breach of contract by the Company or the Employer; or (v)
Employee’s employment terminates for any other reason whatsoever. Consequently, upon termination of Employee’s employment for any of the above reasons, Employee may automatically lose any rights to the Restricted Stock Units that were not vested on the Employee’s Termination
Date, as described in the Agreement and the Plan.
Exchange Control Information
To participate in the Plan, Employee must comply with exchange control regulations in Spain.
Employee is required to declare electronically to the Bank of Spain any securities accounts
(including brokerage accounts held abroad), as well as the shares of Stock held in such accounts, depending on the value of the transactions during the prior tax year or the balances in such accounts as of December 31 of the prior tax year.

If Employee holds 10% or more of the share capital of the Company or such other amount that would entitle Employee to join the Board, the acquisition, ownership and disposition of stock in a foreign company (including shares of Stock) must be declared for statistical purposes to the
Spanish Dirección General de Comercio e Inversiones, the Bureau for Commerce and Investments,
which is a department of the Ministry of Economy and Competitiveness.  In this case, the declaration must be made in January for shares of Stock acquired or disposed of during the prior year and/or for shares of Stock owned as of December 31 of the prior year; however, if the value of the shares of Stock acquired or sold exceeds €1,502,530, the declaration must be filed within one month of the acquisition or disposition, as applicable.
Foreign Asset  and Account Reporting
Employee understands that if Employee holds assets (e.g., shares of Stock or cash held in a bank or brokerage account) outside of Spain with a value in excess of a certain threshold (currently EUR
50,000) per type of asset (e.g., shares of Stock, cash, etc.) as of December 31, Employee is required to report certain information regarding such assets on tax Form 720. After such assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported assets increases by more than a specified amount (currently EUR 20,000)
or if Employee sells or otherwise disposes of previously-reported assets. The reporting must be completed by the following March 31.

Switzerland
Securities Law Notice
Neither this document nor any other materials relating to the Restricted Stock Units (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”),
(ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than an employee of the Company or a Subsidiary; or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to Article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (FINMA).

Thailand
Foreign Exchange Information
If Employee is a Thai resident and Employee realizes sale proceeds equaling or exceeding a specified threshold (currently USD 1,000,000) in a single transaction, Employee is required to repatriate the cash proceeds to Thailand immediately following the receipt of such proceeds and then either convert such repatriation proceeds into Thai Baht or deposit the proceeds into a foreign currency account opened with any commercial bank in Thailand within 360 days of repatriation. Further,
Employee must specifically report the inward remittance to the commercial bank in Thailand.
Employee is personally responsible for complying with applicable exchange control requirements in
Thailand.
Labor Law Acknowledgement
The Agreement and the Plan, including benefits provided thereunder, are separate arrangements between Employee and the Company and are unrelated to Employee’s employment with the Thai
Subsidiary. The Agreement and the Plan are not part of the terms and conditions of Employee’s employment with the Thai Subsidiary. Any income recognized under the Agreement and the Plan, if any, is not part of Employee’s remuneration from employment with the Thai Subsidiary.

Trinidad
Securities Law Notice
The grant of Restricted Stock Units is intended to satisfy the conditions for exemptions granted by the Trinidad and Tobago Securities and Exchange Commission.  In the event this grant does not satisfy the applicable conditions, the same must be registered under the Securities Act, Chap. 83:02.

United Arab Emirates
Securities Law Notice
The Plan has not been approved or licensed by the UAE Central Bank or any other relevant licensing authorities or governmental agencies in the United Arab Emirates. The Plan is strictly private and confidential and has not been reviewed by, deposited or registered with the UAE Central Bank or any other licensing authority or governmental agencies in the United Arab Emirates. This Plan is being issued from outside the United Arab Emirates to a limited number of employees of the
Company and its affiliated companies and must not be provided to any person other than the original recipient and may not be reproduced or used for any other purpose. Further, the information contained in this report is not intended to lead to the issue of any securities or the conclusion of any other contract of whatsoever nature within the territory of the United Arab
Emirates.

United Kingdom
Withholding of Taxes
This provision shall supplement Paragraph 8 of the Agreement:
Without limitation to Paragraph 8 of the Agreement, Employee agrees that Employee is liable for all
Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company, the Employer or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Employee also agrees to indemnify and keep indemnified the Company and the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay on Employee’s behalf to HMRC (or any other tax authority or any other relevant authority).
Notwithstanding the foregoing, if Employee is a director or executive officer (as within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that Employee is a director or executive officer and income tax due is not collected from or paid by Employee within ninety (90) days after the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected tax may constitute a benefit to Employee on which additional income tax and national insurance contributions may be payable. Employee acknowledges that Employee ultimately will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer
(as applicable) the amount of any employee national insurance contributions due on this additional benefit, which the Company and/or the Employer may recover from Employee at any time thereafter by any of the means referred to in Paragraph 8 of the Agreement.
Exclusion of Claim
Employee acknowledges and agrees that Employee will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from Employee ceasing to have rights under or to be entitled to Restricted Stock Units, whether or not as a result of termination of employment (whether such termination is in breach of contract or otherwise), or from the loss or diminution in value of the Restricted Stock Units. Upon the grant of the Restricted Stock Units,
Employee shall be deemed to have waived irrevocably such entitlement.

Venezuela
Securities Law Notice
The offer of Restricted Stock Units and the shares of Stock that may be issued under the Plan is personal, private, exclusive and non-transferable and is not subject to Venezuelan government securities regulations.
Foreign Exchange Information
Venezuelan exchange control rules may apply in connection with Employee’s participation in the
Plan and the transfer of cash proceeds into Venezuela. Following the sale of shares of Stock acquired under the Plan, Employee may be subject to certain restrictions and compliance duties if
Employee attempts to transfer such cash proceeds into Venezuela. Employee is personally responsible for complying with applicable exchange control requirements in Venezuela.
Labor Law Acknowledgment
Employee acknowledges and agrees that the Plan, as well as any benefits or advantages Employee might eventually receive as a result of the receipt and sale of any shares of Stock, constitute commercial items governed by the commercial laws of the United States and will be the result of market forces driving the price of the shares of Stock which are not dependent upon Employee’s performance as an employee and, as result, will not constitute part of Employee’s salary for any purposes.

IN WITNESS WHEREOF,  the  Company  has  caused  this  Agreement  to  be  duly  executed  by  an  officer thereunto duly authorized as of the date first above written.
HALLIBURTON COMPANY
By
Jeffrey A. Miller
Chairman, President and Chief Executive Officer
I  HEREBY  AGREE  TO  THE  TERMS  AND  CONDITIONS  SET  FORTH  IN  THIS  RESTRICTED  STOCK  UNIT
AGREEMENT DATED  <<Grant Date>>.
<<Electronic Signature>>
<<Acceptance Date>>
RSUUSX1225